Related Parties (Details 1) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Related Parties [Abstract]
Revenues				$ 226
Bad debt collected / (expenses)	[1]	226		(226)
Gain from sale of investment in affiliate	[1]	450
Software licensing expenses	[2]	$ 21

[1]	Transactions with imatrix. The effects arising from imatrix's bad debt were recorded under general and administrative expenses on the consolidated statements of operations. The gain from the sale of the investment in imatrix was recorded as other income on the consolidated statements of operations.
[2]	Expenses arising from a software licensing agreement which was executed in March 2017. At the time of execution, the vendor was not a related party. On December 24, 2017, upon completion of the tender offer by WP, the vendor became a related party. The expenses were recorded under research and development expenses net, on the consolidated statements of operations.